Exhibit 99.1 Conditionally Active Biologics: Transforming Cancer Therapy Corporate Presentation January 2024

Important Notices & Disclaimers This presentation (the “Presentation”) by BioAtla, Inc. (“we”, “us”, “our”, “BioAtla”, or the “Company”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to statements regarding business plans and prospects and whether our clinical trials will support registration; achievement of milestones; results, conduct, progress and timing of our research and development programs and clinical trials; expectations with respect to enrollment and dosing in our clinical trials, plans and expectations regarding future data updates, clinical trials, regulatory meetings and regulatory submissions; plans to form collaborations or other strategic partnerships for selected assets; the potential regulatory approval path for our product candidates; expectations about the sufficiency of our cash and cash equivalents and plans to prioritize and focus development on selected assets and indications. Words such as, but not limited to, “anticipate”, “believe”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “potential”, “predict”, “project”, “should”, “will”, “would” or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements. These forward-looking statements reflect management’s beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties, including those described in the Company's filings with the SEC, including but not limited to the Company's latest Quarterly Report on Form 10-Q. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. Statements contained herein are made as of the date of this Presentation unless stated otherwise, and this Presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof. Certain information contained in this Presentation relates to or is based on statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company’s own estimates of the prevalence of certain diseases and conditions. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company’s estimates of the patient population with the potential to benefit from treatment with any product candidates the Company may develop include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions. This Presentation may contain trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties’ trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties. None of the Company or any of its directors, officers, employees, contractors, agents, consultants, advisors or other representatives makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained in this Presentation. BioAtla | Overview 2

BioAtla© is a clinical stage company focused on transforming cancer therapy with **C**onditionally **A**ctive **B**iologics (CABs)

Proprietary technology

Broad applicability in solid tumors

Increases therapeutic window

Two Phase 2 CAB-ADCs, one Phase 2 CAB-CTLA-4 and one Phase 1 dual CAB-bispecific T-cell engager

BA3011 advancing potentially registrational trial in sarcoma as well as potentially in other indications

Prioritized pipeline

Clinical readouts for multiple indications / assets through 2024

Advancing strategic collaboration discussions

$141.3 million in cash and cash equivalents as of 09/30/23

Cash position sufficient into 2H 2025

bioatla

BioAtla | Overview 3

Leadership Team



Jay Short, Ph.D.

Chairman, CEO and Cofounder

Stratagene · Diversa · Life Technologies



Richard Waldron, M.B.A.

Chief Financial Officer

Intrexon · GeneMedicine, Inc. · Cowen



Eric Sievers, M.D.

Chief Medical Officer

Seattle Genetics · ZymoGenetics · Fred Hutch



Sheri Lydick

Chief Commercial Officer

Celgene · Bristol Myers Squibb · Altana



Bin Zhang, M.D.

Sr. VP, Clinical Development.

Bristol Myers Squibb · Ipsen · Pyxis Oncology



William Boyle, Ph.D.

Sr. Research Fellow

AnaptysBio · Amgen · Salk



Monica Sullivan

Sr. VP, Intellectual Property & Contracts

Stratagene · Diversa · CapaIP



Susie Melody

Sr. VP, Human Resources

Senomyx · Biogen · BCG

bioatla

BioAtla | Overview 4

Board of Directors and Advisors Jay Short, Ph.D. Chairman, Chief Executive Mary Ann Gray, Ph.D. Sylvia McBrinn Susan Moran, MD, MSCE Director Director Director Officer & Cofounder Director Scott Smith Lawrence Steinman, MD Eddie Williams Director Director Director Lawrence Fong, MD James Allison, Ph.D. Cancer Immunotherapy MD Anderson Cancer Center Program, UCSF Scientific Advisor Scientific Advisor Padmanee Sharma, MD, Ph.D. Michael Manyak, MD MD Anderson Cancer Center GlaxoSmithKline Scientific Advisor Scientific Advisor BioAtla | Overview 5

Selective and targeted CAB technology widens therapeutic window,

thus has the potential to enhance clinical outcomes in multiple tumor types

- BioAtla discovered that acidic pH at the cancer cell surface unveils binding sites that are shielded at normal pH of healthy cells
- BioAtla invented CAB technology, creating antibodies that bind ***only*** to these unveiled sites on cancer cells
- CAB binding region is not masked or caged and thus different from prodrugs that require irreversible enzymatic cleavage to become activated
- CAB antibodies have the potential for increased efficacy with improved safety relative to traditional antibodies



Alkaline Healthy Cell Membrane
Acidic Cancer Cell Membrane
HEALTHY CELL
CANCER CELL
Glycocalyx Basic pH
Intracellular Mildly Acidic pH
Intracellular Mildly Basic pH
Glycocalyx Acidic pH
No CAB Binding
CAB Binding
H+

Chang, H.W., Frey, G., Liu, H., Xing, C., Steinman, L, Boyle, B.J., & Short, J.M. (2021) PNAS 118(9): 1-10, Suppl. 1-19.

BioAtla | Overview 6

Broad applicability of BioAtla's CAB platform across several antibody types has the potential to treat multiple solid tumors

I/O Antibodies

Target: CTLA-4

CTLA-4 blockade activates effector T cells, thereby enhancing anti-tumor immunity


CAB-CTLA4
CAB-CTLA4

ADCs

Targets: AXL, ROR2

Widely expressed in a variety of tumor types, AXL and ROR2 overexpression correlates with poor prognosis, metastasis, and drug resistance to PD-1 and EGFR therapies


CAB-Tumor Cell Target
Cytotoxic payload and linker

Bispecific TCE

Target: EpCAM & CD3

Bispecific antibodies bridge cancer cells and cytotoxic T lymphocytes, activating T cells and promoting cancer cell lysis


Tumor Cell Target
CAB-EpCAM
T Cell Target
CAB-CD3

ADC – antibody drug conjugate; IO – immuno-oncology; TCE – T-cell engager

BioAtla | Overview 7

Focused Pipeline with Broad Applicability of Differentiated CAB Assets Designed to Deliver Near-term value

	CAB Program	Target	Indications	IND Enabling Pre-Clinical	Phase 1 Clinical	Phase 2 Clinical
CAB-ADCs	BA3011 *Mecbotamab Vedotin*	AXL	UPS NSCLC			
	BA3021 *Ozuriftamab Vedotin*	ROR2	Melanoma SCCHN			
CAB-I/O	BA3071 *Evalstotug*	CTLA-4	Melanoma NSCLC Carcinomas			
CAB-Bispecific TCE	BA3182	EpCAM x CD3	Multiple tumor types			
CAB	Additional programs	Various	Multiple tumor types			

IND, investigational new drug; UPS, Undifferentiated Pleomorphic Sarcoma; NSCLC, Non-small Cell Lung Cancer; SCCHN, Squamous Cell Carcinoma of the Head and Neck

BioAtla | Overview 8

I/O Antibody Platform: CTLA-4 (BA3071) – Basket Trial

CAB-CTLA4 Selectively Active in Tumor Microenvironment, thereby Reducing Immune Related Adverse Events (irAEs)



Severe irAEs
Minimized irAEs
Non-CAB CTLA-4 inhibitors
CAB CTLA-4 Tumor selective binding
Normal Cell (alkaline)
anti-CTLA4
anti-CTLA4
CAB-anti-CTLA4
CAB-anti-CTLA4
Cancer cell (acidic)
Cytotoxic (CD8+) T cells
T regulatory cells
Normal Cell
Normal Cell

bioatla

BioAtla | Overview 10

CAB BA3071 Effectively Reduces Clinically Relevant GI Toxicity in NHP



*Study date 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29
Cyno #
Vehicle Control
#1
#2
#3
#4
#5
Nivo + IPI
20mg/kg + 15mg/kg
#1
#1 or #2
#2
#3
#4
#5
Nivo + CAB-BA3071
20mg/kg + 15mg/kg
#1
#2
#3
#4
#5
GI Symptoms
Liquid feces
Non-formed feces
Other GI symptoms

Nivo: 20mg/kg QW (~14.6mg/kg human dose) + **Ipi or BA3071:** 15mg/kg QW (~11mg/kg human dose)

Once weekly for four weeks exposure to Nivo + Ipi or BA3071

NHP – Nonhuman primates

*Chang et al., PNAS 118 (9): 1-10, 2021

BA3071 significantly reduces GI toxicity relative to ipilimumab analog in combination with nivo bioatla

BioAtla | Overview 11

Phase 1 BA3071 Dose Escalation ongoing

Key Objectives:

Define safety profile and determine Phase 2 dose and MTD

Evaluate antitumor activity and immunogenicity

Determine PK parameters

Key Eligibility Criteria:

CTLA-4 naïve

Treatment refractory:

- melanoma
- non-small cell lung cancer (NSCLC)
- renal cell carcinoma
- urothelial cancer
- gastric cancer
- hepatocellular carcinoma (HCC)
- cervical cancer
- small cell lung cancer (SCLC)

Combination Therapy (Q3W)



Cycle 1
Cycle 2+
700 mg
(~10mg/kg)
350 mg
(~5mg/kg)
210 mg
70 mg
21 mg
7 mg
BA3071
BA3071 + 240 mg nivolumab

Further dose escalation planned to 1,000 mg

BioAtla | Overview 12

Phase 1 BA3071: Demographics - Baseline Patient Characteristics Median of at least 3 prior lines of treatment Total (N=18) Age, y, mean (range) 65.5 (43 - 79) ECOG Status, n (%) 0 10 (55.6) 1 8 (44.4) # of prior systemic therapies, n (%) 1 5 (27.8) 2 2 (11.1) 3 4 (22.2) ≥4 7 (38.9) Data Cut Date: 15Nov23 BioAtla | Overview 13

Phase 1 BA3071: Demographics – Tumor Types All patients experienced failure of prior PD1 treatment Total Prior Number Tumor Type Prior Treatment of Tx (N=18) pt, anti-VEGF, anti-PD1 Cervical 1 (5.6) 3 4 (22.2) 4 – 6 anti-PD1 and pt chemotherapies Gastric 1 – 2 anti-PD1 Melanoma 5 (27.8) Uveal 3 (16.7) Cutaneous 2 (11.1) 4 (22.2) 1 – 6 prior anti-PD1 and TKI Renal cell Urothelial 1 (5.6) 4 pt chemotherapies, anti-PD1 and ADC pt chemotherapies, taxanes, anti-PD1, TKI, anti-VEGF NSCLC 2 (11.1) 3 – 7 1 (5.6) 3 pt chemotherapies, anti-PD1 SCLC Pt – Platinum; Data Cut Date: 15Nov23 BioAtla | Overview 14

Grade 3+ Adverse Events of Special Interest BA3071 Q3W + 7 mg 21 mg 70 mg 210 mg Total 350 mg 700 mg (N=7)* (N=3) nivolumab 240 mg Q3W (N=1) (N=1) (N=3) (N=3) (N=18) Number of subjects with at least one Grade 3+ AESI 0 0 2 0 1 2 5 (27.8) GI Toxicity 0 0 1 0 1 0 2 (11.1) Abdominal pain 0 0 1 0 0 0 1 (5.6) Diarrhea 0 0 0 0 1 0 1 (5.6) Liver Toxicity 0 0 2 0 0 0 2 (11.1) AST increased 0 0 1 0 0 0 1 (5.6) ALP increased 0 0 2 0 0 0 2 (11.1) Pulmonary Toxicity 0 0 0 0 0 1 1 (5.6) Pneumonia 0 0 0 0 0 1 1 (5.6) Endocrine Toxicity 0 0 0 0 0 1 1 (5.6) Diabetic ketoacidosis 0 0 0 0 0 1 1 (5.6) ^Patient with diarrhea also experienced Grade 3 gastritis * 1 Pt at 350 mg dose for Phase 2 included Red text denotes immune related AEs Data Cut Date: 15Nov23 BioAtla | Overview 15 AST - Aspartate aminotransferase; ALP - Alkaline phosphatase

Grade 3+ Adverse Events of Special Interest BA3071 Q3W + 7 mg 21 mg 70 mg 210 mg Total 350 mg 700 mg (N=7)* (N=3) nivolumab 240 mg Q3W (N=1) (N=1) (N=3) (N=3) (N=18) Number of subjects with at least one Grade 3+ AESI 0 0 2 0 1 2 5 (27.8) GI Toxicity 0 0 1 0 1 0 2 (11.1) Abdominal pain 0 0 1 0 0 0 1 (5.6) Diarrhea 0 0 0 0 1 0 1 (5.6) Liver Toxicity 0 0 2 0 0 0 2 (11.1) Only 2 patients with immune related AEs observed among 18 treated patients AST increased 0 0 1 0 0 0 1 (5.6) ALP increased 0 0 2 0 0 0 2 (11.1) Pulmonary Toxicity 0 0 0 0 0 1 1 (5.6) Pneumonia 0 0 0 0 0 1 1 (5.6) Endocrine Toxicity 0 0 0 0 0 1 1 (5.6) Diabetic ketoacidosis 0 0 0 0 0 1 1 (5.6) ^Patient with diarrhea also experienced Grade 3 gastritis * 1 Pt at 350 mg dose for Phase 2 included Red text denotes immune related AEs Data Cut Date: 15Nov23 BioAtla | Overview 16 AST - Aspartate aminotransferase; ALP - Alkaline phosphatase

Phase 1 BA3071: Confirmed Responses (n=2) and Stable Disease (n=9) Among 16 Evaluable Patients Uveal melanoma SCLC Cutaneous melanoma Cutaneous melanoma Gastro-esophageal (confirmed PR, 54.3% tumor reduction, post data cut) Cervical Data Cut Date: 15Nov23 BioAtla | Overview 17

Phase 1 BA3071: Meaningful Clinical Benefit at 350 mg in Combination with PD1 Confirmed Partial and Complete Responses Uveal melanoma (PD) Uveal melanoma (SD) Overall Response to date N=5 NSCLC (PD – non-target/new lesion) Complete Response 1 Partial Response 1 Gastro-esophageal Stable Disease 1 (confirmed PR, post data cut) Progressive Disease 2 Cervical (CR) Data Cut Date: 15Nov23 BioAtla | Overview 18

Confirmed PR - Gastro-esophageal Cancer 63-year-old male, stage IV gastro-esophageal cancer HER2 negative, post-FOLFOX, taxane, TKI, anti-PD1 and anti-VEGFl BioAtla | Overview 19 Baseline - July 31,2023 On Treatment - October 23, 2023

Confirmed CR - Cervical Cancer

43-year-old female, stage IV cervical cancer HPV+16 positive, post-platinum, taxane, anti-PD1 and anti-VEGF

Baseline – March 23, 2023



"Multiple enlarged mediastinal, paraesophageal, and right hilar lymph nodes…"

On Treatment – August 9, 2023



"No enlarged mediastinal, hilar or axillary lymph nodes are present. There is persistent resolution of previously noted enlarged mediastinal and paraesophageal lymph nodes."

BioAtla | Overview 20

BA3071-001 Dose Titration Ongoing

3 patients dosed at 700 mg Q3W in combination with nivolumab

Cancer Type	Age	Prior Tx	Adverse Events	DLT	Cycles Completed	Overall Response	Disposition
Renal cell	78	5	G1 fever and chills; G2 transient hypoxia	No	6	SD	Ongoing
Gastro-esophageal	66	4	G1 fever and chills	No	2	SD	DC - Subject Decision
NSCLC	76	7	G1 fever and chills; G2 transient hypoxia	Yes (atrial fibrillation)	2	SD	DC - AE

- Renal cell patient commenced prophylactic tocilizumab cycle 4 onward, now post 6 cycles and tolerating continued therapy
- Further evaluation of 700 mg and potentially 1000 mg both with prophylactic tocilizumab

BioAtla | Overview 21

BA3071 Phase 2 Mono and Combo Study Currently Underway Study designed for multiple approval paths Treatment Refractory: • Monotherapy assessment 350 mg • melanoma • Evaluating path for potential • carcinomas accelerated approval • Further characterize safety and efficacy Monotherapy and Potential higher dose Combination with PD1 st Treatment Naïve (1 L): 350 mg • melanoma • NSCLC • Inform path to pivotal RCT for full approval Combination with PD1 Potential higher dose BioAtla | Overview 22

CAB-AXL-ADC Platform BA3011 Mecbotamab Vedotin: Sarcoma and NSCLC

Potential market opportunity in undifferentiated pleomorphic sarcoma (UPS) newly diagnosed Targeted therapies 2nd most patients / year people in the Av Ava ail ila abl ble e T Tre rea attm me en ntt:: specifically common Soft (U.S.) – majority ~15% ~200K 0 >540K U.S. living with approved to treat Tissue Sarcoma advanced / 1 1L: Approved treatments lung cancer 5 1,2 UPS 1L: Chemo + ICI 50% ORR (STS) subtype 2 7 metastatic for sarcoma ORR ~15% 6,7 2L+: SOC 10% - 20% ORR despite advances non-squamous patients developing Median time to in 1L care, majority cell represents recurrent or ~55% 1 year metastatic/local 2L+ ~75% of patients majority of 4,5,6 metastatic recurrence 3 4 progress 3,4 patients disease 1 2 Brennan MF, Antonescu CR, Moraco N, Singer S. Lessons learned from the study of 10,000 patients with soft tissue sarcoma. Ann Surg. 2014;260(3):416–21; Penel N, Coindre J-M, Giraud A, Terrier P, Ranchere-Vince D, Collin F, et al. Presentation and outcome of frequent and rare sarcoma histologic subtypes: a study of 10,262 patients with localized visceral/soft tissue sarcoma managed in reference 3 centers. Cancer. 2018;124(6):1179–87; Vodanovich DA, Spelman T, May D, Slavin J, Choong PFM. Predicting the prognosis of undifferentiated pleomorphic soft tissue sarcoma: a 20-year experience of 266 4 cases. ANZ J Surg. 2019;89(9):1045-1050; Roland CL, May CD, Watson KL, et al. Analysis of Clinical and Molecular Factors Impacting Oncologic Outcomes in Undifferentiated Pleomorphic Sarcoma. Ann 5 Surg Oncol. 2016;23(7):2220-2228; Delisca GO, Mesko NW, Alamanda VK, et al. MFH and high-grade undifferentiated pleomorphic sarcoma-what's in a name?. J Surg Oncol. 2015;111(2):173-177; 6 7 Winchester D, Lehman J, Tello T, et al. Undifferentiated pleomorphic sarcoma: Factors predictive of adverse outcomes. J Am Acad Dermatol. 2018;79(5):853-859; Product USPIs BioAtla | Overview 24 ORR, objective response rate (best objective response as confirmed complete response or partial response)

Undifferentiated Pleomorphic Sarcoma (UPS): ORR 50%, Median PFS 10.9 months

Phase 1 & Phase 2, part 1 change in target lesion and progression free survival (1.8mg/kg; n=10)

Change Target Lesion From Baseline (%)



% Change in Target Lesions
80
60
40
20
0
-20
-40
-60
-80
-100
0
10
20
30
40
50
60
70
80
90
Time (Weeks)

Progression-free Survival



Progress-Free Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24
Months from First Dose
Number at Risk
All Patients 10 10 8 4 4 4 4 3 3 3 3 2 2 2 2 1 1 1 1 1 1 1 1 0

	Events n(%)	Median (mos) (95% CI)	PFS 3mo % (95%CI)
All Patients	6 (60.0)	10.9 (1.4 – NE)	60.0 (18.4, 75.3)

- Combined Phase 1 & 2: efficacy evaluable = 10 TmPS ≥ 50%
  - 5 / 10 patients achieved PRs, with an ORR of 50% and PFS rate at 3 months of 60%
  - Responses to BA3011 treatment are durable, with DOR currently exceeding 8 months
- Interim results satisfied the pre-defined Go criteria of UPS cohort into part 2 of the Phase 2 study
- Average prior lines of systemic therapy = 3

- Phase 3 randomized study of pazopanib versus placebo in metastatic soft-tissue sarcoma ("other" cohort that included UPS), progressing despite previous chemotherapy, reported a median PFS of 4.6 months for pazopanib and 1.0 months for placebo.*
- Single-arm SARC028 study of pembrolizumab in advanced UPS, reported median PFS of 3.0 months**
- Limitations of cross trial comparison should be taken into account when comparing studies

Interim data- Data cut-off of Jan 18, 2023
*Votrient package insert, accessed March 2023. **DOI: 10.1200/JCO.2019.37.15_suppl.11015 Journal of Clinical Oncology 37, no. 15_suppl (May 20, 2019) 11015-11015.
TmPS, tumor membrane percent score; ORR, objective response rate; PFS, progression free survival; DOR, duration of response.

BioAtla | Overview 25

Phase 2, part 1 Topline Interim Analysis Results Confirm Phase 1 Signal Following BA3011 in remaining sarcoma subtypes Sarcoma Subtype # of Pt PFS rate PR/CR Leiomyosarcoma 19 28.8% (Q2W) 0 1 13 10.3% (3Q4W) ‘Go’ if ≥1 CR/PR Synovial 7 35.7% 0 or PFS rate at 3 months ≥40%; Liposarcoma 8 62.5% 0 Osteosarcoma 12 45.5% 2 PRs ‘No Go’ if 0 CR/PR and PFS rate at 3 Ewing sarcoma 8 18.8% 0 months <40%; Bone Other: (Chondro/Chordo) 8/3 62.5%/66.7% 0 Combo CD20 Positive 14 32.1% 1 PR (UPS) Combo CD20 Negative 12 41.7% 1 PR (LMS) 1 Low patient compliance PFS, progression-free survival; PR, partial response; UPS, undifferentiated pleomorphic sarcoma; NE, not evaluable BioAtla | Overview 26 Confidential

Continued promising safety and tolerability profile in sarcoma Phase 2 at the RP2D 1.8 mg/kg Q2W BA3011 BA3011 + Opdivo Characteristic (N=73) (N=26) § No treatment-related deaths Any Adverse Events (AEs) 69 (94%) 24 (92%) § Few treatment-related SAEs, consistent with 1 2 Related AEs with CTCAE Grade 3 or 4 20 (27%) 10 (39%) MMAE-based toxicity, including reversible 2 Any related serious AEs 5 (7%) 5 (19%) myelosuppression, transient liver enzyme 2 elevation, metabolic disturbances Related AEs leading to death 0 0 Related AEs leading to treatment § ^ 4 (5%) 1 (4%) 2 § Very few related AEs leading to treatment discontinuation discontinuation Grade 1-2 (21%) Constipation Grade 3 (1%) § No clinically meaningful on-target toxicity All Grade 1-2 (16%) observed over background Peripheral Neuropathy Grade 3-4 (0%) § Differentiated profile due to avoiding on-target Grade 1-2 (16%) Diarrhea off-tumor toxicity Grade 3-4 (0%) Low-grade constipation observed is consistent with baseline levels seen in advanced cancer patients Interim data- Data cut-off of Jan 18, 2023 1 CTCAE: Common Terminology Criteria for Adverse Events. The NCI Common Terminology Criteria for Adverse Events is a descriptive terminology which is utilized for Adverse BioAtla | Overview 2 27 7 2 § Event (AE) reporting. A grading (severity) scale is provided for each AE term. As assessed by the investigator. Missing responses are counted as related. Grade 2 peripheral Company material – confidential neuropathy; pancreatitis; ^grade 2 Ileus

Phase 2 Potentially Registrational UPS Study Design

- UPS Phase 2, part 2 potentially registrational study
  - Enrolling total of ~80 AXL-expressing UPS patients in Phase 2, part 2
    - FDA supportive of investigating a more frequent dosing regimen (3Q4W 44% and 2Q3W 38% increased exposure over Q2W)
    - First 40 patients with a TmPS >=50% will be randomized 1:1 to 3Q4W or 2Q3W dosing regimen
    - Additional 40 patients to be enrolled at the selected dose
  - Primary efficacy endpoint is objective response rate (ORR) per RECIST v1.1
    - Primary efficacy analysis will be based on ~60 patients treated at the selected dosing regimen
  - Prior systemic regimens limited to ≤3

UPS = Undifferentiated Pleomorphic Sarcoma; LMS = Leiomyosarcoma

BioAtla | Overview 28

Potential market opportunity in metastatic NSCLC n ne ewly wly di dia ag gn no os se ed d p pa at tiie en nt ts s / / ye yea ar r p pe eo op plle e i in n t th he e Av Ava ail ila abl ble e T Tre rea attm me en ntt:: ~200K ( (U U.S .S. .) ) – – m ma aj jor ori ity ty >540K ~200K >540K U U.S .S. . lliiv viin ng g wit with h a adv dva an nc ce ed d / / 1 1 llu un ng g c ca an nc ce er r 5 5 1L: Chemo + ICI 50% ORR 1L: Chemo + ICI 50% ORR 2 2 m me et ta as st ta at tiic c 6 6,7 2L+: SOC 14% - 23% ORR ; 2L+: SOC 10% - 20% ORR 6 despite advances despite advances non-squamous non-squamous median PFS 4.5 months in 1L care, majority in 1L care, majority represents cell represents ~75 - 80% 2L+ 2L+ ~75% of ma pja or tiie ty nto sf NSCLC of ma pja or tii e ty ntof s 3 4 3 4 progress progress patients patients 1 2 https://www.lung.org/lung-health-diseases/lung-disease-lookup/lung-cancer/resource-library/lung-cancer-fact-sheet https://www.cancer.net/cancer-types/lung-cancer-non-small- 3 4 cell/statistics, https://thoracickey.com/carcinomas-of-the-lung-classification-and-genetics/#F1-72, Wang F, Wang S and Zhou Q (2020) The Resistance Mechanisms of Lung Cancer 5 6 Immunotherapy. Front. Oncol. 10:568059. doi: 10.3389/fonc.2020.568059, Transl Lung Cancer Res 2021;10(7):3093-3105. Cyramza package insert (accessed March 2023) BioAtla | Overview 29 1L, first line; 2L+, second line or greater; NSCLC, non-small cell lung cancer; ORR, objective response rate (best objective response as confirmed complete response or partial response), SOC, standard of care (docetaxel alone, docetaxel + ramucirumab)

AXL expression is associated poor prognosis in metastatic NSCLC In a cohort of 98 patients with metastatic NSCLC, Lower overall survival (OS) in patients with early stage, surgically resected lung adenocarcinoma OS was significantly worse for those patients with high AXL expression by IHC with high levels of tissue AXL Wu et al., J Cancer Res and Clin Oncol, 2017 Reproduced from de Miguel-Pérez D, et al. 2019 BioAtla | Overview 30

BA3011-002 Non-Small Cell Lung Cancer

Multicenter, Phase 2, open-label trial evaluating the efficacy and safety of BA3011 alone and in combination with nivolumab

Patient disposition:
- Confirmed locally advanced or metastatic NSCLC
- Age ≥ 18 years
- ECOG performance status of 0 or 1
- Treatment failure of a PD-1/L1 inhibitor or approved therapy for EGFR or ALK genomic tumor aberrations
- AXL+ tumor staining (TmPS ≥ 1%)

BA3011
1.8 mg/kg Q2W, 2Q3W, 3Q4W

BA3011 + nivolumab
1.8 mg/kg Q2W

Primary endpoint:
- ORR via RECIST v1.1
- Incidence and severity of AEs*

Secondary endpoints:
- DOR
- PFS
- BOR, DCR, TTR, OS

*Coded by MedDRA and graded according to NCI CTCAE v5

Rotow J, Dy GK, Camidge DR. Poster presented at: International Association for the Study of Lung Cancer 2023 North America Conference on Lung Cancer; December 1-3, 2023; Chicago, IL.

BioAtla | Overview 31

Phase 2 BA3011-002 NSQ NSCLC: Baseline Demographics and Characteristics BioAtla study enrolled a heavily pretreated 3L+ population BA3011 monotherapy BA3011 + nivolumab (N=23) (N=17) Total (N=40) Age, y, mean (SD) 68.3 (8.0) 68.9 (8.2) 68.6 (8.0) Number of prior systemic therapies, n (%) 1 4 (17.4) 2 (11.8) 6 (15.0) 2 6 (26.1) 3 (17.6) 9 (22.5) 3 9 (39.1) 2 (11.8) 11 (27.5) ≥4 4 (17.4) 10 (58.8) 14 (35.0) Received prior anti-PD-1/L1 treatment, n (%) Yes 21 (91.3) 15 (88.2) 36 (90.0) No 2 (8.7) 2 (11.8) 4 (10.0) EGFR mutation status, n (%) Wild-type 13 (76.5) 27 (67.5) 16 (69.6) Mutant 4 (17.4) 2 (11.8) 6 (15.0) Unknown or missing 2 (11.8) 7 (17.5) 3 (13.0) Rotow J, Dy GK, Camidge DR. Poster presented at: International Association for the Study of Lung Cancer 2023 North America Conference on Lung Cancer; December 1-3, 2023; Chicago, IL. BioAtla | Overview 32 Data Cut Date: 30Jun23

Phase 2 BA3011 Non-Squamous NSCLC Prior PD-1/L1 treatment EGFR wild-type (N=15) Prior PD-1/L1 treatment (N=18) Data Cut Date: 30Jun23 Monotherapy 1.8 mg/kg Q2W shows encouraging efficacy signals Best Overall Response, n (%) Confirmed PR 3 (20.0) 3 (16.7) Unconfirmed PR 2 (13.3) 2 (11.1) SD 7 (46.7) 10 (55.6) PD 2 (13.3) 2 (11.1) NA (early discontinuation due to AE) 1 (6.7) 1 (5.6) Response Rate n (%) 5 (33.3) 5 (27.8) Exact 95% CI 11.8, 61.6 9.7, 53.5 Disease Control Rate n (%) 8 (53.3) 10 (55.6) Exact 95% CI 26.6, 78.7 30.8, 78.5 • Monotherapy median Duration of Response was estimated to be 4.8 months with a range of 2.3-12.1+ months* * • Combination therapy (n=17) : o Evaluable patients (majority with 4+ prior lines of therapy) received BA3011 + nivolumab o One patient experienced an ongoing complete response (CR), 2 patients experienced PR, and 8 patients experienced stable disease (SD) BioAtla | Overview 33 Rotow J, Dy GK, Camidge DR. Poster presented at: International Association for the Study of Lung Cancer *As of November 20, 2023 2023 North America Conference on Lung Cancer; December 1-3, 2023; Chicago, IL.

BA3011-002 NSCLC interim analysis BA3011 Monotherapy 1.8 mg/kg Q2W confirmed Rotow J, Dy GK, Camidge DR. Poster presented at: International Association for the Study of Lung Cancer 2023 North America Conference on Lung Cancer; December 1-3, 2023; Chicago, IL. BioAtla | Overview 34 Data Cut Date: 30Jun23

BA3011-002 NSCLC interim analysis BA3011 Monotherapy 1.8 mg/kg Q2W PR SD PD Ongoing response AXL TmPS = 1% Patient featured in next slide Voluntary patient withdrawal Withdrawal due to AE Scan date Rotow J, Dy GK, Camidge DR. Poster presented at: International Association for the Study of Lung Cancer BioAtla | Overview 35 2023 North America Conference on Lung Cancer; December 1-3, 2023; Chicago, IL. Data Cut Date: 30Jun23

Radiographic response to BA3011 monotherapy

53 yo male with adenocarcinoma of the lung,
PDL1 <1%, *TP53* mutation, 3 prior lines of tx
(carbo/pem/pembro, docetaxel, durva/treme/selumetinib)



March 6, 2023 – Baseline scan
September 20, 2023
Lymphangitic carcinomatosis
Subcarinal mass

Red circle on left indicates subcarinal mass, resolved on right.



March 6, 2023 Baseline scan
September 20, 2023
Subcarinal mass
Pleural effusion

Red circle on top indicates subcarinal mass, resolved below.
Note also improvement in malignant pleural effusion.

Rotow J, Dy GK, Camidge DR. Poster presented at: International Association for the Study of Lung Cancer 2023 North America Conference on Lung Cancer; December 1-3, 2023; Chicago, IL.

BioAtla | Overview 36

Summary of Treatment Emergent Adverse Events (non-squamous NSCLC) BA3011 BA3011 + Total monotherapy nivolumab (N=40) (n=23) (n=17) TEAEs with CTCAE grade 3 or 4 15 (65.2) 8 (47.1) 23 (57.5) Related grade 3 or 4 AEs 8 (34.8) 3 (17.6) 11 (27.5) Any serious TEAEs 9 (39.1) 5 (29.4) 14 (35.0) Related SAEs 3 (13.0) 1 (5.9) 4 (10.0) TEAEs leading to treatment d/c 1 (4.3) 1 (5.9) 2 (5.0) Related AEs leading to treatment d/c 1 (4.3) 1 (5.9) 2 (5.0) TEAEs leading to death 0 1 (5.9) 1 (2.5) Related AEs leading to death 0 0 0 Rotow J, Dy GK, Camidge DR. Poster presented at: International Association for the Study of Lung Cancer 2023 North America Conference on Lung Cancer; December 1-3, 2023; Chicago, IL. BioAtla | Overview 37 Data Cut Date: 30Jun23

Treatment Emergent Adverse Events (Non-Squamous NSCLC) * Any grade (≥15% of patients) OR grade ≥3 (≥3% of patients) in the study population Preferred term TEAEs of any grade, n (%) TEAEs of grade 3, n (%) Fatigue 14 (35.0) 1 (2.5) Diarrhea 10 (25.0) 1 (2.5) Constipation 9 (22.5) 0 Decreased appetite 9 (22.5) 1 (2.5) Anemia 8 (20.0) 2 (5.0) Nausea 8 (20.0) 0 Peripheral neuropathy 7 (17.5) 1 (2.5) Increased AST 7 (17.5) 3 (7.5) Dyspnea 6 (15.0) 2 (5.0) Neutropenia 6 (15.0) 2 (5.0) Increased ALT 5 (12.5) 3 (7.5) * No grade 4+ TEAEs among most frequent Rotow J, Dy GK, Camidge DR. Poster presented at: International Association for the Study of Lung Cancer 2023 North America Conference on Lung Cancer; December 1-3, 2023; Chicago, IL. BioAtla | Overview 38 Data Cut Date: 30Jun23

Phase 2 BA3011 NSCLC Dose Optimization In-line with FDA Project Optimus • 2Q3W dosing regimen • 11 patients treated • 4 patients have been evaluable (3 SD and 1 PD) as of 12/4; target agnostic data expected in 1H 2024 • 3Q4W dosing regimen • Suboptimal compliance observed and enrollment has been discontinued Benefit-Risk profile observed to date with 1.8 mg/kg Q2W supports advancing this dose in registrational studies Rotow J, Dy GK, Camidge DR. Poster presented at: International Association for the Study of Lung Cancer 2023 North America Conference on Lung Cancer; December 1-3, 2023; Chicago, IL. BioAtla | Overview 39

BA3011 NSCLC AXL Expression in Relation to Anti-tumor Activity Considerable anti-tumor activity among patients regardless of AXL expression level Best %Change in Sum of Target Lesions BA3011 Q2W Mono 40 30 20 10 0 -10 -20 -30 -40 -50 -60 0 10 20 30 40 50 60 70 80 90 100 TmPS (%) Anti-tumor activity seen among patients with AXL low expression level supports target agnostic development BioAtla | Overview 40 % Change

BA3011 NSCLC Randomized Registrational Study Design Two Potentially Registrational Paths Enabled via the FDA Type C Meeting nd 2 Line + • Open-label; control: docetaxel • Patients with NSCLC who have been previously treated with at least one prior line of therapy for metastatic disease • Dual primary endpoints: Progression Free Survival and Overall Survival rd 3 Line + • Blinded; control: chemo monotherapy • Patients with NSCLC who have been previously treated with at least two prior lines of therapy for metastatic disease • Primary endpoint: Overall Survival BioAtla | Overview 41

CAB-ROR2-ADC Platform BA3021 Ozuriftamab Vedotin – NSCLC, Melanoma, SCCHN

Potential market opportunity in metastatic NSCLC

>540K people in the U.S. living with lung cancer[1]

~200K newly diagnosed patients / year (U.S.) – **majority** advanced / metastatic[2]

~75 - 80% non-squamous represents **majority** of NSCLC patients[3]

2L+ despite advances in 1L care, **majority** of patients **progress**[4]

Available Treatment:

1L: Chemo + ICI 50% ORR[5]

2L+: SOC 14% - 23% ORR[6]; median PFS 4.5 months[6]

[1]https://www.lung.org/lung-health-diseases/lung-disease-lookup/lung-cancer/resource-library/lung-cancer-fact-sheet [2]https://www.cancer.net/cancer-types/lung-cancer-non-small-cell/statistics, [3]https://thoracickey.com/carcinomas-of-the-lung-classification-and-genetics/#F1-72, [4]Wang F, Wang S and Zhou Q (2020) The Resistance Mechanisms of Lung Cancer Immunotherapy. *Front. Oncol.* 10:568059. doi: 10.3389/fonc.2020.568059, [5]*Transl Lung Cancer Res* 2021;10(7):3093-3105. [6]Cyramza package insert (accessed March 2023)

bioatla

1L, first line; 2L+, second line or greater; NSCLC, non-small cell lung cancer; ORR, objective response rate (best objective response as confirmed complete response or partial response), SOC, standard of care (docetaxel alone, docetaxel + ramucirumab)

BioAtla | Overview 43

Encouraging Phase 1 results with BA3021 (Ozuriftamab Vedotin)

in refractory patients with NSCLC



Response at Variable Dosing
Maximum % Change from Baseline in Sum of Target Lesions
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
ROR2 + (**TmPS=100) 1.2mg/kg d1,8
ROR2 – (**TmPS=0) 3mg/kg d1
ROR2 + (**TmPS=45) 3.3mg/kg d1
Not Evaluable 1.5mg/kg d1,8
ROR2 + (**TmPS=95) 3.3mg/kg d1
ROR2 + (**TmPS=70) 3mg/kg d1
Suboptimal dose
(1.2mg/kg 2Q3W)
Patient experienced tumor shrinkage prior to progression of metastatic bone lesions
NSCLC squamous tumor: 10mm to 0mm on first scan
PR
Note: Not Evaluable (Strong, extensive fibroblastic stromal positivity reported)

- Two out of three ROR2+ patients had a partial response following ozuriftamab vedotin treatment

**Suboptimal dose 1.2 mg/kg 2Q3W. Tumor shrinkage occurred prior to progression of metastatic bone lesions. NSCLC squamous tumor 10mm to 0mm on first scan.

bioatla
BioAtla | Overview 44

Potential market opportunity in metastatic melanoma

~1.3MM people in the U.S. **living with** melanoma[1]

~100K **newly diagnosed** invasive cases / year (U.S.)[1]

~50% **do not respond** to PD-1 therapy in 1L setting[2]

30-40% initial responders **progress**[2]

Available Treatment

1L: ICIs 33% - 50% ORR[3]; (BRAF / Mek inhibitors for BRAF+)

2L+: ICIs 9% - 28% ORR (mono – combo, respectively)[4]

[1]Clarivate, Disease Landscape and Forecast: Malignant Melanoma (2022). www.cancer.net; www.cancer.org; [2]Oncology (Williston Park). 33(4):141-8. [3]Keytruda USPI accessed June 2022; Opdivo USPI accessed June 2022. [4]VanderWalde A, Moon J, Bellasea S, et al. Ipilimumab plus nivolumab versus ipilimumab alone in patients with metastatic or unresectable melanoma that did not respond to anti-PD-1 therapy. Presented at: 2022 AACR Annual Meeting; April 8-13, 2022; New Orleans, LA. Abstract CT013.

1L, first line; 2L+, second line or greater; ICIs – Immune checkpoint inhibitors.

BioAtla | Overview 45

Phase 2 BA3021 in stage IV multi-refractory melanoma Promising early signals of efficacy - continuing to collect data in ongoing study • Completed enrollment Q2W targeted cohort who previously progressed on PD-1/L1 therapy • As of Nov 3, eight melanoma monotherapy patients are evaluable* with reported first scan data across Phase 1 and Phase 2 § We observed a total of four responses, two stable disease and two progressive disease § Two responses observed in ROR2 TmPS negative patients • Phase 2 initial data readout (n = ~20) expected in 1H 2024 *7 patients in Phase 2 received 1.8 mg/kg Q2W and 1 patient in Phase 1 received 3.0 mg/kg Q3W BioAtla | Overview 46

Potential market opportunity in SCCHN people living Available Treatment newly diagnosed with head and 1L: Pembro, cetuximab, >400K ~66K 1 cases / year (U.S.) neck cancer 4 platinum 36% ORR 1 (U.S.) 4 2L+: ICIs 13% - 16% ORR with locally advanced disease limited effective develop recurrent 2L+ 3 ~50% options post IL or refractory 2 disease 1 2 Clarivate, Disease Landscape and Forecast: SCCHN (2022). www.cancer.net; Argiris A, et al.(2017) Evidence-Based Treatment Options in Recurrent and/or Metastatic Squamous 3 4 Cell Carcinoma of the Head and Neck. Front. Oncol. 7:72; Future Oncology, Jan. 2019. Vol. 15, No. 8; Ketruda USPI accessed June 2022; Opdivo USPI access June 2022. SCCHN, squamous cell carcinoma of the head and neck; 1L, first line; 2L, second line; 2L+, second line or greater; ICIs – Immune checkpoint inhibitors. BioAtla | Overview 47

Phase 1 results with BA3021 support advancing into Phase 2 in multiple indications ROR2+ Tumor Types Results NSCLC§ PR in 2 / 3 patients who previously experienced failure on PD-1 and who received Phase 2 dose or higher Melanoma§ CR in 1 / 1 patient who previously experienced failure on PD-1 § Clearance of pulmonary metastases followed by normalization of adenopathy § Continued CR off treatment for over 2 years SCCHN § PR in 1 / 1 ROR2+ refractory to four prior lines of therapy including cetuximab and PD-1 (pembrolizumab) Promising safety and tolerability profile across multiple tumor types No ROR2 ADC or small molecules in the clinic to date, suggesting CAB-ROR2-ADC is a first-in-class therapy across multiple tumor types BioAtla | Overview 48

Dosing regimens under evaluation for CAB-ROR2-ADC BA3021 Ozuriftamab Vedotin Dose Day1 Day 8 Day 15 Day 22 Q2W All cycles (28 days) 1.8 mg/kg no drug 1.8 mg/kg no drug 2Q3W 1.8 mg/kg 1.8 mg/kg no drug ― All cycles (21 days) 3Q4W 2.0 mg/kg 1.3 mg/kg 1.3 mg/kg ― Cycle 1 (21 days) 1.3 mg/kg 1.3 mg/kg 1.3 mg/kg no drug Cycle 2 (28 days) and subsequent cycles BioAtla | Overview 49 Source: Form 10-K

Summary of Dosing Regimens for Phase 2 Clinical Studies with CAB-ROR2-ADC

BA3021 Ozuriftamab Vedotin

Indication	Dose	Maximum Patient #	Status
NSCLC*	Q2W monotherapy	N ~ 20	√
	Q2W in combo w/ nivolumab	N ~ 20	√
	3Q4W monotherapy	N ~ 20	Not advancing; suboptimal compliance
Melanoma	Q2W monotherapy	N ~ 25	Fully enrolled
Head and Neck	Q2W monotherapy	N ~ 20	Not advancing
	2Q3W monotherapy	N ~ 20	Fully enrolled

*Currently no plans to internally explore NSCLC further at this time
NSCLC = non small cell lung cancer

BioAtla | Overview 50

Bispecific Platform CAB-EpCAM x CAB-CD3 (BA3182) – Adenocarcinoma

BA3182 – CAB-EpCAMxCAB-CD3 bispecific T-Cell Engager (TCE)

significant opportunity for safe and effective EpCAMxCD3 bispecific

- EpCAM expressed on normal epithelial cells and overexpressed in a wide range of tumors (adenocarcinoma)
- CD3-bispecifics have demonstrated beneficial effects but hampered by dose-limiting toxicity, namely, cytokine release syndrome (CRS)

- BA3182 exhibits efficient tumor shrinkage with superior safety profile
- In non-GLP and GLP tox studies in NHP, dual selection results in high selectivity
  - 160-fold TI increase
  - MTD not reached (5mg/kg highest dose studied=NOAEL)
  - No Cytokine release observed or other EpCAM or CD3 known related toxicities

Tumor shrinkage



Isotype x WT CD3
EpCAM x WT CD3
CAB EpCAM x CAB CD3
Tumor volume (mm3)
2500
2000
1500
1000
500
0
0
10
20
30
40
50
Study Days

MiXeno Model with HCT116 = Colorectal Cancer Cell Line

1mg/kg twice/week in mice (equivalent to 0.25mg/kg in non-human primates)

Safety Profile

WT-EpCAM x WT-CD3	CAB-EpCAM x CAB-CD3 (BA3182)
*0.025mg/kg = 2 ill	*0.25mg/kg = 2 normal
*0.05 mg/kg = 2 expired	*1.0 mg/kg = 2 normal
	*2.5 mg/kg = 2 normal
	*2.5 mg/kg = 10 normal
	*5.0 mg/kg = 10 normal
Single Dose – non-GLP Toxicity Study	*QW x 4 weeks – GLP Toxicity Study*

WT = wild type; *from independent experiments
MTD = Maximum Tolerated Dose
TI = Therapeutic Index

bioatla

BioAtla | Overview 52

FDA cleared IND for CAB-EpCAMxCAB-CD3 bispecific TCE (BA3182) Phase 1/2 trial design in advanced adenocarcinoma Part 1: Up to 128 patients with advanced adenocarcinoma • Up to 8 patients in the accelerated titration • Up to 60 in each of the 2-treatment schedules for 10 planned standard titration dose levels Part 2: Open-label study to evaluate the efficacy and safety of BA3182 in patients with advanced adenocarcinoma who have a qualifying EpCAM- expressing tumor membrane percent score Cleared (TmPS) (to be determined based on Part 1 data). Cleared BioAtla | Overview 53

Key milestones and catalysts throughout 2024

2024	
1H	2H

• BA3071:
  ○ Evaluate safety and efficacy of BA3071 at 10mg/kg and potentially, 14.2mg/kg dose levels
  ○ Initial readout Phase 2 in treatment-refractory solid tumors (~20 pts)
  ○ Demonstrate supportive data as mono- and combo- therapy
• BA3011:
  ○ Confirm clinical benefit in target-agnostic NSCLC patients (~30 pts)
  ○ Update UPS status
• BA3021: Readout final data sets in melanoma (n = ~25 pts) and SCCHN (~20 pts)
	• BA3071:
	  ○ Readout additional Phase 2 data in treatment-refractory solid tumors
	  ○ Define pivotal path for BA3071 in treatment-refractory indications
	• Initiate potentially registrational study with either BA3071 in a solid tumor and/or BA3011 in NSCLC
	• Establish strategic collaboration for BA3071 and/or one CAB ADC
	• EpCAM Phase 1 data readout; initiate Phase 2 as data support bioatla

BioAtla | Overview 54

BioAtla© is a clinical stage company focused on transforming cancer therapy with Conditionally Active Biologics (CABs)

Proprietary technology

Broad applicability in solid tumors

Increases therapeutic window

Two Phase 2 CAB-ADCs, one Phase 2 CAB-CTLA-4 and one Phase 1 dual CAB-bispecific T-cell engager

BA3011 advancing potentially registrational trial in sarcoma as well as potentially in other indications

Prioritized pipeline

Clinical readouts for multiple indications / assets through 2024

Advancing strategic collaboration discussions

$141.3 million in cash and cash equivalents as of 09/30/23

Cash position sufficient into 2H 2025

bioatla

BioAtla | Overview 55